UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 30, 2011
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RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01 - Entry into a Material Definitive Agreement.
Section 2 – Financial Information
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The following information is being furnished pursuant to both Item 1.01 and 2.03.
On November 30, 2011, Rainmaker Systems, Inc (the “Company”) executed an agreement to renew its line of credit (the "Credit Facility") with the company's primary lender, Bridge Bank, for an additional 12 months to December 10, 2012.
The maximum amount of credit available to the company remains at $6 million, subject to a borrowing base, and includes a $1.0 million existing sub-facility for standby letters of credit. The interest rate per annum for advances under the Credit Facility is equal to the greater of (i) 3.5%, or (ii) one quarter of one percent (0.25%) above the prime lending rate. Rainmaker may request additional Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Borrowing Base plus $1,000,000, or (ii) the Revolving Line less outstanding Letters of Credit. Additional Advances under the Credit Facility after March 31, 2012 require approval from Bridge Bank.
The amended Credit Facility is secured by substantially all of Rainmaker’s consolidated assets including intellectual property. Rainmaker must comply with certain financial covenants, including not incurring a quarterly non-GAAP profit or loss negatively exceeding by more than 10% the amount of the non-GAAP profit or loss recited in the company’s operating plan approved by Bridge Bank, and maintaining unrestricted cash with Bridge Bank equal to the greater of $2.0 million or the aggregate principal amount of the indebtedness from time to time outstanding with Bridge Bank plus $1.0 million.
The Credit Facility contains customary covenants that will, subject to limited exceptions, require Bridge Bank’s approval to, among other things, (i) create liens; (ii) make annual capital expenditures above a certain level; (iii) pay cash dividends; and (iv) merge or consolidate with another company above a certain amount of total consideration. The Credit Facility provides for customary events of default, including nonpayment, breach of covenants, payment defaults of other indebtedness, and certain events of bankruptcy, insolvency and reorganization that may result in acceleration of outstanding amounts under the amended Credit Facility.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Loan and Security Modification Agreement dated as of November 15, 2011 between RAINMAKER SYSTEMS, INC. and BRIDGE BANK, N.A.

10.2
Loan and Security Modification Agreement dated as of September 28, 2010 between RAINMAKER SYSTEMS, INC. and BRIDGE BANK, N.A. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Rainmaker on September 28, 2010).

10.3
Loan and Security Agreement dated as of November 17, 2009 between RAINMAKER SYSTEMS, INC. and BRIDGE BANK, N.A. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Rainmaker on December 8, 2009)

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

December 5, 2011	/s/ Timothy Burns
Date	(Signature)
By: Timothy Burns
Title: Chief Financial Officer